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Exhibit 32.1


                         LSB CORPORATION AND SUBSIDIARY

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LSB Corporation (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul A. Miller, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2004 and results of operations of the Company for the three months and nine months ended September 30, 2004.




                                                  /s/ Paul A. Miller
                                                  ------------------------------
                                                  Paul A. Miller
                                                  President and
                                                  Chief Executive Officer

                                                  November 12, 2004



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